                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 22, 1997



                             THE WISER OIL COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                    0-5426                55-0522128
(STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)



                         8115 PRESTON ROAD, SUITE 400
                             DALLAS, TEXAS  75225
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 265-0080
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     Item 5.  OTHER EVENTS.

     On May 22, 1997, The Wiser Oil Company announced that it had consummated a private offering of $125 million principal amount of its 9 1/2% Senior Subordinated Notes due 2007, the net proceeds of which will be used to repay bank debt and for general corporate purposes.

     Item 7.  FINANCIAL STATEMENTS IN EXHIBITS.

          (c)    Exhibits

                 Item           Exhibit
                 ----           -------

                 99             Press Release issued by The Wiser Oil Company on
                                May 22, 1997.


                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE WISER OIL COMPANY



Date:  May 28, 1997                     By:  /s/  Andrew J. Shoup, Jr.
                                           -------------------------------------
                                           Andrew J. Shoup, Jr.
                                           President and Chief Executive Officer


                                      -3-
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                               INDEX TO EXHIBITS


    Item
   Number         Exhibit
   ------         -------

   99             Press Release issued by The Wiser Oil Company on May 22, 1997.